Exhibit 10(l)
AMENDMENT NUMBER ONE TO THE SHERWIN-WILLIAMS COMPANY
EXECUTIVE DISABILITY INCOME PLAN
          This Amendment to The Sherwin-Williams Company Executive Disability Income Plan (the “Plan”) is made effective as of the date specified herein.
WITNESSETH:
          WHEREAS, The Sherwin-Williams Company (the “Company”) established the Plan effective April 1, 1991;
          WHEREAS, pursuant to Section 6 of the Plan, the Company retains the right to amend the Plan at any time in whole or in part; and
          WHEREAS, the Company wishes to amend the Plan to freeze all further participation with respect to new participants to the Plan beginning January 1, 2008;
          NOW, THEREFORE, the Plan is hereby amended in the respects hereinafter set forth effective December 31, 2007:
          Section 4, Eligibility To Participate, is hereby amended to include a sentence to the end thereto as follows:
Notwithstanding the foregoing, effective January 1, 2008, participation in the Plan shall be frozen to all Employees who are not Participants in the Plan as of December 31, 2007.
          IN WITNESS WHEREOF, pursuant to the action of its Board of Directors, the Company has caused this amendment to be executed effective December 31, 2007 by its duly authorized officer.

THE SHERWIN-WILLIAMS COMPANY

By:	/s/
Louis E. Stellato, Senior Vice President,
General Counsel and Secretary